Significant Accounting Policies	12 Months Ended
Mar. 31, 2018
Accounting Policies [Abstract]
Significant Accounting Policies
Significant Accounting Policies

Basis of Presentation

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The accompanying consolidated financial statements include our accounts and those of our controlled subsidiaries. Intercompany transactions and account balances have been eliminated in consolidation. Investments we do not control, but can exercise significant influence over, are accounted for using the equity method of accounting. We also own an undivided interest in a crude oil pipeline, and include our proportionate share of assets, liabilities, and expenses related to this pipeline in our consolidated financial statements.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires us to make estimates and assumptions that affect the amount of assets and liabilities reported at the date of the consolidated financial statements and the amount of revenues and expenses reported during the periods presented.

Critical estimates we make in the preparation of our consolidated financial statements include, among others, determining the fair value of assets and liabilities acquired in business combinations, the fair value of derivative instruments, the collectibility of accounts receivable, the recoverability of inventories, useful lives and recoverability of property, plant and equipment and amortizable intangible assets, the impairment of long-lived assets and goodwill, the fair value of asset retirement obligations, the value of equity-based compensation, and accruals for environmental matters. Although we believe these estimates are reasonable, actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in an orderly transaction between market participants at the measurement date. Fair value is based upon assumptions that market participants would use when pricing an asset or liability. We use the following fair value hierarchy, which prioritizes valuation technique inputs used to measure fair value into three broad levels:

•	Level 1: Quoted prices in active markets for identical assets and liabilities that we have the ability to access at the measurement date.

•
Level 2: Inputs (other than quoted prices included within Level 1) that are either directly or indirectly observable for the asset or liability, including (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in inactive markets, (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived from observable market data by correlation or other means. Instruments categorized in Level 2 include non-exchange traded derivatives such as over-the-counter commodity price swap and option contracts and forward commodity contracts. We determine the fair value of all of our derivative financial instruments utilizing pricing models for similar instruments. Inputs to the pricing models include publicly available prices and forward curves generated from a compilation of data gathered from third parties.

•	Level 3: Unobservable inputs for the asset or liability including situations where there is little, if any, market activity for the asset or liability.

The fair value hierarchy gives the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobservable inputs (Level 3). In some cases, the inputs used to measure fair value might fall into different levels of the fair value hierarchy. The lowest level input that is significant to a fair value measurement determines the applicable level in the fair value hierarchy. Assessing the significance of a particular input to a fair value measurement requires judgment, considering factors specific to the asset or liability.

Derivative Financial Instruments

We record all derivative financial instrument contracts at fair value in our consolidated balance sheets except for certain contracts that qualify for the normal purchase and normal sale election. Under this accounting policy election, we do not record the contracts at fair value at each balance sheet date; instead, we record the purchase or sale at the contracted value once the delivery occurs.

We have not designated any financial instruments as hedges for accounting purposes. All changes in the fair value of our commodity derivative instruments that do not qualify as normal purchases and normal sales (whether cash transactions or non-cash mark-to-market adjustments) are reported within cost of sales in our consolidated statements of operations, regardless of whether the contract is physically or financially settled.

We utilize various commodity derivative financial instrument contracts to attempt to reduce our exposure to price fluctuations. We do not enter into such contracts for trading purposes. Changes in assets and liabilities from commodity derivative financial instruments result primarily from changes in market prices, newly originated transactions, and the timing of settlements. We attempt to balance our contractual portfolio in terms of notional amounts and timing of performance and delivery obligations. However, net unbalanced positions can exist or are established based on our assessment of anticipated market movements. Inherent in the resulting contractual portfolio are certain business risks, including commodity price risk and credit risk. Commodity price risk is the risk that the market value of crude oil, natural gas liquids, or refined and renewables products will change, either favorably or unfavorably, in response to changing market conditions. Credit risk is the risk of loss from nonperformance by suppliers, customers or financial counterparties to a contract. Procedures and limits for managing commodity price risks and credit risks are specified in our market risk policy and credit risk policy, respectively. Open commodity positions and market price changes are monitored daily and are reported to senior management and to marketing operations personnel. Credit risk is monitored daily and exposure is minimized through customer deposits, restrictions on product liftings, letters of credit, and entering into master netting agreements that allow for offsetting counterparty receivable and payable balances for certain transactions.

Revenue Recognition

We record product sales revenues when title to the product transfers to the purchaser, which typically occurs when the purchaser receives the product. We record terminaling, transportation, storage, and service revenues when the service is performed, and we record tank and other rental revenues over the lease term. Revenues for our Water Solutions segment are recognized when we obtain the wastewater at our treatment and disposal facilities.

The tariffs we charge for our pipeline transportation systems are primarily regulated by the Federal Energy Regulatory Commission. Our tariffs include provisions which allow us to deduct from our customer’s inventory a small percentage of the products our customers transport on our pipeline systems. We refer to these product quantities as pipeline loss allowance. We receive pipeline loss allowances from our customers as consideration for product losses during the transportation of their products on our pipeline systems. Our customers are guaranteed delivery of the amount of their injected volumes, net of pipeline loss allowance, irrespective of what our actual product losses may be during the delivery process.

We report taxes collected from customers and remitted to taxing authorities, such as sales and use taxes, on a net basis. We include amounts billed to customers for shipping and handling costs within revenues in our consolidated statements of operations. We enter into certain contracts whereby we agree to purchase product from a counterparty and sell the same volume of product to the same counterparty at a different location or time. When such agreements are entered into at the same time and in contemplation of each other, we record the revenues for these transactions net of cost of sales.

Revenues during the years ended March 31, 2018, 2017 and 2016 include $1.3 million, $4.9 million and $5.8 million, respectively, associated with the amortization of a liability recorded in the acquisition accounting for an acquired business related to certain out-of-market revenue contracts.

Cost of Sales

We include all costs we incur to acquire products, including the costs of purchasing, terminaling, and transporting inventory, prior to delivery to our customers, in cost of sales. Cost of sales excludes depreciation of our property, plant and equipment.

Depreciation and Amortization

Depreciation and amortization in our consolidated statements of operations includes all depreciation of our property, plant and equipment and amortization of intangible assets other than debt issuance costs, for which the amortization is recorded to interest expense, and certain contract-based intangible assets, for which the amortization is recorded to cost of sales.

Income Taxes

We qualify as a partnership for income tax purposes. As such, we generally do not pay United States federal income tax. Rather, each owner reports his or her share of our income or loss on his or her individual tax return. The aggregate difference in the basis of our net assets for financial and tax reporting purposes cannot be readily determined, as we do not have access to information regarding each partner’s basis in the Partnership.

We have certain taxable corporate subsidiaries in Canada, and our operations in Texas are subject to a state franchise tax that is calculated based on revenues net of cost of sales. Our fiscal years 2014 to 2017 generally remain subject to examination by federal, state, and Canadian tax authorities. We utilize the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply in the years in which these temporary differences are expected to be recovered or settled. Changes in tax rates are recognized in income in the period that includes the enactment date.

A publicly traded partnership is required to generate at least 90% of its gross income (as defined for federal income tax purposes) from certain qualifying sources. Income generated by our taxable corporate subsidiaries is excluded from this qualifying income calculation. Although we routinely generate income outside of our corporate subsidiaries that is non-qualifying, we believe that at least 90% of our gross income has been qualifying income for each of the calendar years since our IPO.

We evaluate uncertain tax positions for recognition and measurement in the consolidated financial statements. To recognize a tax position, we determine whether it is more likely than not that the tax position will be sustained upon examination, including resolution of any related appeals or litigation, based on the technical merits of the position. A tax position that meets the more likely than not threshold is measured to determine the amount of benefit to be recognized in the consolidated financial statements. We had no material uncertain tax positions that required recognition in our consolidated financial statements at March 31, 2018 or 2017.

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the “Act”) was signed into law by the President of the United States. The Act amended the Internal Revenue Code of 1986 for taxable years beginning after December 31, 2017 and does not extend retroactively to any prior tax periods. As of March 31, 2018 and 2017, we do not have any deferred tax assets or liabilities. Any future deferred tax assets or liabilities will be valued based on the new corporate tax rate under the Act.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, demand and time deposits, and funds invested in highly liquid instruments with maturities of three months or less at the date of purchase. At times, certain account balances may exceed federally insured limits.

Accounts Receivable and Concentration of Credit Risk

We operate in the United States and Canada. We grant unsecured credit to customers under normal industry standards and terms, and have established policies and procedures that allow for an evaluation of each customer’s creditworthiness as well as general economic conditions. The allowance for doubtful accounts is based on our assessment of the collectibility of customer accounts, which assessment considers the overall creditworthiness of customers and any specific disputes. Accounts receivable are considered past due or delinquent based on contractual terms. We write off accounts receivable against the allowance for doubtful accounts when collection efforts have been exhausted.

We execute netting agreements with certain customers to mitigate our credit risk. Receivables and payables are reflected at a net balance to the extent a netting agreement is in place and we intend to settle on a net basis.

Our accounts receivable consist of the following at the dates indicated:

	March 31, 2018			March 31, 2017
Segment	Gross Receivable	Allowance for Doubtful Accounts	Net	Gross Receivable	Allowance for Doubtful Accounts	Net
	(in thousands)
Crude Oil Logistics	$404,865	$—	$404,865	$345,049	$(3)	$345,046
Water Solutions	59,958	(2,952)	57,006	34,335	(2,789)	31,546
Liquids	131,006	(20)	130,986	94,390	(293)	94,097
Refined Products and Renewables	435,136	(1,229)	433,907	285,664	(869)	284,795
Corporate and Other	—	—	—	74	—	74
Total	$1,030,965	$(4,201)	$1,026,764	$759,512	$(3,954)	$755,558

Changes in the allowance for doubtful accounts are as follows for the periods indicated:

	Year Ended March 31,
	2018	2017	2016
	(in thousands)
Allowance for doubtful accounts, beginning of period	$(3,954)	$(5,963)	$(2,748)
Provision for doubtful accounts	(590)	1,000	(4,781)
Write off of uncollectible accounts	343	1,009	1,566
Allowance for doubtful accounts, end of period	$(4,201)	$(3,954)	$(5,963)

Amounts in the tables above do not include accounts receivable or allowance for doubtful accounts related to the Retail Propane segment, as these amounts have been classified as held for sale within our consolidated balance sheets and the activity has been included within discontinued operations within our consolidated statements of operations (see Note 17).

We did not have any customers that represented over 10% of consolidated revenues for fiscal years 2018, 2017 and 2016.

Inventories

Our inventories are valued at the lower of cost or net realizable value, with cost determined using either the weighted-average cost or the first in, first out (FIFO) methods, including the cost of transportation and storage, and with net realizable value defined as the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. In performing this analysis, we consider fixed-price forward commitments.

Inventories consist of the following at the dates indicated:

	March 31,
	2018	2017
	(in thousands)
Crude oil	$77,351	$146,857
Natural gas liquids:
Propane	38,910	32,347
Butane	12,613	5,992
Other	6,515	6,035
Refined products:
Gasoline	253,286	193,015
Diesel	113,939	96,380
Renewables:
Ethanol	38,093	42,009
Biodiesel	10,596	21,410
Total	$551,303	$544,045

Amounts in the table above do not include inventory related to the Retail Propane segment, as these amounts have been classified as held for sale within our consolidated balance sheets (see Note 17).

Investments in Unconsolidated Entities

Investments we do not control, but can exercise significant influence over, are accounted for using the equity method of accounting. Investments in partnerships and limited liability companies, unless our investment is considered to be minor, and investments in unincorporated joint ventures are also accounted for using the equity method of accounting. Under the equity method, we do not report the individual assets and liabilities of these entities on our consolidated balance sheets; instead, our ownership interests are reported within investments in unconsolidated entities on our consolidated balance sheets. Under the equity method, the investment is recorded at acquisition cost, increased by our proportionate share of any earnings and additional capital contributions and decreased by our proportionate share of any losses, distributions paid, and amortization of any excess investment. Excess investment is the amount by which our total investment exceeds our proportionate share of the net assets of the investee. We consider distributions received from unconsolidated entities which do not exceed cumulative equity in earnings subsequent to the date of investment to be a return on investment and are classified as operating activities in our consolidated statements of cash flows. We consider distributions received from unconsolidated entities in excess of cumulative equity in earnings subsequent to the date of investment to be a return of investment and are classified as investing activities in our consolidated statements of cash flows.

Our investments in unconsolidated entities consist of the following at the dates indicated:

		Ownership	Date Acquired	March 31,
Entity	Segment	Interest (1)	or Formed	2018	2017
				(in thousands)
Glass Mountain Pipeline, LLC (2)	Crude Oil Logistics	—%	December 2013	$—	$172,098
E Energy Adams, LLC (3)	Refined Products and Renewables	20%	December 2013	15,142	12,952
Water treatment and disposal facility (4)	Water Solutions	50%	August 2015	2,094	2,147
Victory Propane (5)	Corporate and Other	50%	April 2015	—	226
Total				$17,236	$187,423

(1)	Ownership interest percentages are at March 31, 2018.

(2)
On December 22, 2017, we sold our previously held 50% interest in Glass Mountain Pipeline, LLC for net proceeds of $292.1 million and recorded a gain on disposal of $108.6 million during the three months ended December 31, 2017 within (gain) loss on disposal or impairment of assets, net in our consolidated statement of operations. As this sale transaction did not represent a strategic shift that will have a major effect on our operations or financial results, operations related to this portion of our Crude Oil Logistics segment have not been classified as discontinued operations.

(3)	See Note 18 related to the sale of our interest in E Energy Adams, LLC subsequent to March 31, 2018.

(4)	This is an investment in an unincorporated joint venture.

(5)
As our investment is $0 at March 31, 2018, our proportionate share of Victory Propane’s losses have been recorded against the loan receivable we have with Victory Propane. On August 14, 2018, we sold our previously held 50% interest in Victory Propane. See Note 13 for a further discussion of the loan receivable and a description of other transactions between us and Victory Propane.

Combined summarized financial information for all of our unconsolidated entities is as follows for the dates and periods indicated:

Balance sheets:

	March 31,
	2018	2017
	(in thousands)
Current assets	$24,431	$27,816
Noncurrent assets	$99,164	$291,100
Current liabilities	$16,787	$20,453
Noncurrent liabilities	$10,620	$13,542

Statements of operations:

	March 31,
	2018	2017	2016
	(in thousands)
Revenues	$182,820	$180,632	$273,857
Cost of sales	$114,890	$114,316	$107,425
Net income	$26,438	$19,462	$46,595

At March 31, 2018, cumulative equity earnings and cumulative distributions of our unconsolidated entities since they were acquired were $10.6 million and $11.2 million, respectively.

Variable Interest Entity

Victory Propane was formed as a joint venture in April 2015 by us and an unrelated third party. The business purpose of Victory Propane is to acquire and/or develop retail propane operations in a defined geographic area. In conjunction with the formation of Victory Propane, we agreed to provide Victory Propane a revolving line of credit of $5.0 million and have concluded that Victory Propane is a variable interest entity because the equity of Victory Propane is not sufficient to fund its activities without additional subordinated financial support. On August 14, 2018, we sold our interest in Victory Propane. Our equity in earnings in Victory Propane has been classified within discontinued operations, as discussed further in Note 1 and Note 17.

Other Noncurrent Assets

Other noncurrent assets consist of the following at the dates indicated:

	March 31,
	2018	2017
	(in thousands)
Loan receivable (1)	$29,463	$40,684
Line fill (2)	34,897	30,628
Tank bottoms (3)	42,044	42,044
Minimum shipping fees - pipeline commitments (4)	88,757	67,996
Other	49,878	57,068
Total	$245,039	$238,420

(1)	Represents the noncurrent portion of a loan receivable associated with our financing of the construction of a natural gas liquids facility to be utilized by a third party.

(2)
Represents minimum volumes of product we are required to leave on certain third-party owned pipelines under long-term shipment commitments. At March 31, 2018, line fill consisted of 360,425 barrels of crude oil and 262,000 barrels of propane. At March 31, 2017, line fill consisted of 427,193 barrels of crude oil. Line fill held in pipelines we own is included within property, plant and equipment (see Note 5).

(3)
Tank bottoms, which are product volumes required for the operation of storage tanks, are recorded at historical cost. We recover tank bottoms when the storage tanks are removed from service. At March 31, 2018 and 2017, tank bottoms held in third party terminals consisted of 366,212 barrels and 366,212 barrels of refined products, respectively. Tank bottoms held in terminals we own are included within property, plant and equipment (see Note 5).

(4)
Represents the minimum shipping fees paid in excess of volumes shipped for two contracts. This amount can be recovered when volumes shipped exceed the minimum monthly volume commitment (see Note 9). Under these contracts, we currently have 2.1 years and 2.5 years, respectively, in which to ship the excess volumes.

Amounts in the table above do not include other noncurrent assets related to the Retail Propane segment, as these amounts have been classified as assets held for sale within our consolidated balance sheets (see Note 17).

Accrued Expenses and Other Payables

Accrued expenses and other payables consist of the following at the dates indicated:

	March 31,
	2018	2017
	(in thousands)
Accrued compensation and benefits	$18,033	$16,559
Excise and other tax liabilities	40,829	62,201
Derivative liabilities	51,039	27,622
Accrued interest	39,947	44,327
Product exchange liabilities	11,842	1,693
Deferred gain on sale of general partner interest in TLP	30,113	30,113
Other	31,701	15,941
Total	$223,504	$198,456

Amounts in the table above do not include accrued expenses and other payables related to the Retail Propane segment, as these amounts have been classified as held for sale within our consolidated balance sheets (see Note 17).

Sale of General Partner Interest in TransMontaigne Partners L.P. (“TLP”)

As previously reported, on February 1, 2016, we sold our general partner interest in TLP to an affiliate of ArcLight Capital Partners (“ArcLight”) for net proceeds of $343.1 million and recorded a gain on disposal of $329.9 million during the three months ended March 31, 2016. As part of this transaction, we retained TransMontaigne Product Services LLC, including its marketing business, customer contracts and its line space on the Colonial and Plantation pipelines, which is a significant part of our Refined Products and Renewables segment. We also entered into lease agreements whereby we will remain the long-term exclusive tenant in the TLP Southeast terminal system. As a result of entering into these leases, we deferred $204.6 million of the gain on the sale and will recognize this amount over our future lease payment obligations, which is approximately seven years (see below accounting guidance that will impact the recognition of the deferred gain). During the years ended March 31, 2018, 2017 and 2016, we recognized $30.1 million, $30.1 million and $5.0 million, respectively, of the deferred gain in our consolidated statements of operations. These gains are reported within (gain) loss on disposal or impairment of assets, net in our consolidated statement of operations. Expected amortization of the remaining deferred gain is as follows (in thousands):

Year Ending March 31,
2019	$30,113
2020	30,113
2021	29,593
2022	26,993
2023	22,494
Total	$139,306

Within our March 31, 2018 consolidated balance sheet, the current portion of the deferred gain, $30.1 million, is recorded in accrued expenses and other payables and the long-term portion, $109.2 million, is recorded in other noncurrent liabilities. See “Recent Accounting Pronouncements” below for a discussion of the accounting for the gain upon the adoption of ASU No. 2014-09.

Sale of TLP Common Units

On April 1, 2016, we sold all of the TLP common units we owned to ArcLight for approximately $112.4 million in cash and recorded a gain on disposal of $104.1 million during the year ended March 31, 2017. This gain is reported within (gain) loss on disposal or impairment of assets, net in our consolidated statement of operations.

Property, Plant and Equipment

We record property, plant and equipment at cost, less accumulated depreciation. Acquisitions and improvements are capitalized, and maintenance and repairs are expensed as incurred. As we dispose of assets, we remove the cost and related accumulated depreciation from the accounts, and any resulting gain or loss is included in (gain) loss on disposal or impairment of assets, net. We compute depreciation expense of our property, plant and equipment using the straight-line method over the estimated useful lives of the assets (see Note 5).

Intangible Assets

Our intangible assets include contracts and arrangements acquired in business combinations, including customer relationships, customer commitments, pipeline capacity rights, rights-of-way and easements, executory contracts and other agreements, covenants not to compete, and trade names. In addition, we capitalize certain debt issuance costs associated with our revolving credit facilities. We amortize the majority of our intangible assets on a straight-line basis over the estimated useful lives of the assets (see Note 7). We amortize debt issuance costs over the terms of the related debt using a method that approximates the effective interest method.

Impairment of Long-Lived Assets

We evaluate the carrying value of our long-lived assets (property, plant and equipment and amortizable intangible assets) for potential impairment when events and circumstances warrant such a review. A long-lived asset group is considered impaired when the anticipated undiscounted future cash flows from the use and eventual disposition of the asset group is less than its carrying value. In that event, we recognize a loss equal to the amount by which the carrying value exceeds the fair value of the asset group. When we cease to use an acquired trade name, we test the trade name for impairment using the relief from royalty method and we begin amortizing the trade name over its estimated useful life as a defensive asset. See Note 5 and Note 7 for a further discussion of long-lived asset impairments recognized in the consolidated financial statements.

We evaluate our equity method investments for impairment when we believe the current fair value may be less than the carrying amount and record an impairment if we believe the decline in value is other than temporary.

Goodwill

Goodwill represents the excess of the consideration paid for the acquired businesses over the fair value of the individual assets acquired, net of liabilities assumed. Business combinations are accounted for using the “acquisition method” (see Note 4). We expect that all of our goodwill at March 31, 2018 is deductible for federal income tax purposes.

Goodwill and indefinite-lived intangible assets are not amortized, but instead are evaluated for impairment at least annually. We perform our annual assessment of impairment during the fourth quarter of our fiscal year, and more frequently if circumstances warrant.

To perform this assessment, we first consider qualitative factors to determine whether it is more likely than not that the fair value of each reporting unit exceeds its carrying amount. If we conclude that it is more likely than not that the fair value of a reporting unit does not exceed its carrying amount, we calculate the fair value for the reporting unit and compare the amount to its carrying amount, including goodwill. If the fair value of a reporting unit exceeds its carrying amount, goodwill of the reporting unit is not considered impaired. If the carrying amount of a reporting unit exceeds its fair value, goodwill is considered to be impaired and the goodwill balance is reduced by the difference between the fair value and carrying amount of the reporting unit.

Estimates and assumptions used to perform the impairment evaluation are inherently uncertain and can significantly affect the outcome of the analysis. The estimates and assumptions we used in the annual goodwill impairment assessment included market participant considerations and future forecasted operating results. Changes in operating results and other assumptions could materially affect these estimates. See Note 6 for a further discussion and analysis of our goodwill impairment assessment.

Product Exchanges

Quantities of products receivable or returnable under exchange agreements are reported within prepaid expenses and other current assets and within accrued expenses and other payables in our consolidated balance sheets. We estimate the value of product exchange assets and liabilities based on the weighted-average cost basis of the inventory we have delivered or will deliver on the exchange, plus or minus location differentials. Product exchanges related to the Retail Propane segment have been classified as held for sale within our consolidated balance sheets (see Note 17).

Advance Payments Received from Customers

We record customer advances on product purchases as a current liability in our consolidated balance sheets. Advance payments received from customers related to the Retail Propane segment have been classified as held for sale within our consolidated balance sheets (see Note 17).

Noncontrolling Interests

Noncontrolling interests represent the portion of certain consolidated subsidiaries that are owned by third parties. Amounts are adjusted by the noncontrolling interest holder’s proportionate share of the subsidiaries’ earnings or losses each period and any distributions that are paid. Noncontrolling interests are reported as a component of equity, unless the noncontrolling interest is considered redeemable, in which case the noncontrolling interest is recorded between liabilities and equity (mezzanine or temporary equity) in our consolidated balance sheet. The redeemable noncontrolling interest is adjusted at each balance sheet date to its maximum redemption value if the amount is greater than the carrying value. The redeemable noncontrolling interest is included in liabilities and redeemable noncontrolling interest held for sale in our consolidated balance sheets (see Note 17). The following table summarizes changes in our redeemable noncontrolling interest in our consolidated balance sheets (in thousands):

Balance at March 31, 2016	$—
Transfer of redeemable noncontrolling interest	3,072
Balance at March 31, 2017	3,072
Net income attributable to redeemable noncontrolling interest	1,030
Redeemable noncontrolling interest valuation adjustment	5,825
Balance at March 31, 2018	$9,927

Business Combination Measurement Period

We record the assets acquired and liabilities assumed in a business combination at their acquisition date fair values. Pursuant to GAAP, an entity is allowed a reasonable period of time (not to exceed one year) to obtain the information necessary to identify and measure the fair value of the assets acquired and liabilities assumed in a business combination. As discussed in Note 4, certain of our acquisitions are still within this measurement period, and as a result, the acquisition date fair values we have recorded for the assets acquired and liabilities assumed are subject to change.

Also, as discussed in Note 4, we made certain adjustments during the year ended March 31, 2018 to our estimates of the acquisition date fair values of the assets acquired and liabilities assumed in business combinations that occurred during the year ended March 31, 2017.

Reclassifications

We have reclassified certain prior period financial statement information to be consistent with the classification methods used in the current fiscal year. These reclassifications did not impact previously reported amounts of assets, liabilities, equity, net income, or cash flows.

Recent Accounting Pronouncements

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-15, “Statement of Cash Flows-Classification of Certain Cash Receipts and Cash Payments.” The ASU requires cash payments not made soon after the acquisition date of a business combination by an acquirer to settle a contingent consideration liability to be separated and classified as cash outflows for financing activities and operating activities. Cash payments up to the amount of the contingent consideration liability recognized at the acquisition date (including measurement-period adjustments) should be classified as financing activities and any excess should be classified as operating activities. We adopted this ASU effective April 1, 2017 and have revised previously reported information.

In June 2016, the FASB issued ASU No. 2016-13, “Financial Instruments-Credit Losses.” The ASU requires a financial asset (or a group of financial assets) measured at amortized cost to be presented at the net amount expected to be collected, which would include accounts receivable. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectibility of the reported amount. The ASU is effective for the Partnership beginning April 1, 2020, and requires a modified retrospective method of adoption, although early adoption is permitted. We are currently in the process of assessing the impact of this ASU on our consolidated financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases.” The ASU will replace previous lease accounting guidance in GAAP. The ASU requires the recognition of lease assets and lease liabilities by lessees for those leases classified as operating leases. The ASU retains a distinction between finance leases and operating leases. The ASU is effective for the Partnership beginning April 1, 2019, and requires a modified retrospective method of adoption. We are currently in the process of compiling a database of leases and analyzing each lease to assess the impact under this ASU on our consolidated financial statements.

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers.” The ASU will replace the revenue recognition requirements in Topic 605, “Revenue Recognition”, and most industry-specific guidance. The core principle of this ASU is that an entity should recognize revenue for the transfer of goods or services equal to the amount that it expects to be entitled to receive for those goods or services. ASU No. 2014-09 defines a five step process to achieve this core principle and, in doing so, more judgment and estimates may be required within the revenue recognition process than required under existing U.S. GAAP. In addition, the standard requires more extensive disaggregated revenue disclosures in interim and annual financial statements.

The guidance permits the use of either a full retrospective or a modified retrospective transaction approach. We adopted this standard on April 1, 2018 using the modified retrospective approach. Other than discussed below, the cumulative effect of adopting the new standard was immaterial and related primarily to non-cash consideration received in our Water Solutions segment. Based on our evaluation, we anticipate that from time to time, differences in the timing of revenues earned and our right to invoice customers may create contract assets or liabilities. These differences in timing would be the result of contracts that contain minimum volume commitments and tiered pricing provisions, primarily within our Water Solutions segment. In addition, we are in the process of implementing appropriate changes to our business processes, systems and controls to support recognition and disclosure under this standard.

As discussed above under “Sale of General Partner Interest in TLP,” we deferred a portion of the gain as this transaction was accounted for under the real estate guidance in ASC 360-20, Property, Plant and Equipment and have been amortizing the gain over the life of the lease agreements. ASU No. 2014-09 supersedes the guidance in ASC 360-20 on determining the gain or loss recognized upon the derecognition of nonfinancial assets, including in-substance nonfinancial assets, that are not an output of an entity’s ordinary activities. This guidance is codified in ASC 610-20. ASC 610-20 does not amend or supersede the guidance on how to determine the gain or loss on the derecognition of a subsidiary or group of assets that meets the definition of a business, which is codified in ASC 810-10-40. ASU No. 2017-05 eliminated the scope exception of “in substance real estate” from ASC 810-10-40. Therefore, upon the adoption of ASU No. 2014-09 and ASU No. 2017-05, it was determined that the transaction should be accounted for under the guidance of ASC 810-10-40 and utilizing the modified retrospective approach of adoption, the deferred gain as of March 31, 2018 of $139.3 million will be recognized in the beginning balance of retained earnings as part of our cumulative effect adjustment.